UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2010

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

On May 11, 2010, Intel Corporation (“Intel”) presented business and financial information to institutional investors, analysts, members of the press and the general public at a publicly webcast meeting (the “Investor Meeting”).  Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Investor Meeting presentation made by Paul S. Otellini, President and Chief Executive Officer of Intel.  Also attached hereto as Exhibit 99.2 and incorporated by reference herein is the Investor Meeting presentation made by Stacy J. Smith, Senior Vice President and Chief Financial Officer of Intel. During the course of the Investor Meeting, Paul Otellini described the expectation that the company was targeting low double digit revenue and earnings per share compound annual growth rates for next few years.  In addition, Stacy Smith discussed the expectation of a new higher range for the company’s gross margins, moving from the previously disclosed range of about 50-60 percent to the expectation of about 55-65 percent over the next few years.

In addition to presenting financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), Mr. Otellini and Mr.  Smith’s presentations contain non-GAAP financial measures that include share-based compensation charges as if the company had applied the fair value recognition provisions under current GAAP to periods prior to fiscal year 2006, for options granted under the company's equity incentive plans and rights to acquire stock granted under the company's stock purchase plan.

Additionally, Mr. Smith’s presentation defines Return on Invested Capital (ROIC) as adjusted net operating profit after taxes divided by beginning invested capital.  Management believes that ROIC provides greater visibility into how effectively Intel deploys capital.  Management uses ROIC as a high level target to help ensure that overall performance is understood and acceptable. ROIC is not a measure of financial performance under GAAP, and may not be defined and calculated by other companies in the same manner as Intel.  ROIC should not be considered in isolation or as an alternative to net income as an indicator of company performance.

The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Management believes the non-GAAP financial measures are appropriate for both its own assessment of, and to show the reader, how our performance compares to other periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: May 11, 2010	Cary I. Klafter Corporate Secretary